Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT
TO

REGISTRATION RIGHTS AGREEMENT

This First Amendment (this “Amendment”) to the Registration Rights Agreement, dated as of February 9, 2024 (the “Agreement”), is made and entered into as of October 21, 2024, by and between AtlasClear Holdings, Inc. (f/k/a Calculator New Pubco, Inc.), a Delaware corporation (the “Company”), and Chardan Capital Markets, LLC (the “Holder”). Capitalized terms used herein without definition have the meanings assigned to such terms in the Agreement.

WHEREAS, pursuant to Section 5.5 of the Agreement, the Company and the Holder desire to amend the Agreement as provided below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.             Amendments to the Agreement.

(A)          The Agreement is hereby amended so that the following terms shall have the meanings set forth below:

“Note” shall mean the Convertible Promissory Note, dated as of February 9, 2024, with respect to all periods prior to the date hereof, and from and after the date hereof, shall mean the Amended and Restated Convertible Promissory Note issued by the Company as of the date hereof.

“Resale Shelf Registration Statement” shall mean the Existing Registration Statement (as defined in Section 2.1.1 of this Agreement), as such registration statement is to be amended by or supplemented by the Resale Registration Statement Supplement (as defined in Section 2.1.1 of this Amendment); provided that the references in to “Resale Shelf Registration Statement” in Section 2.1.2 of the Agreement shall instead be deemed to refer to the Resale Registration Statement Supplement.

(B)           Section 2.1.1 of the Agreement shall be amended and restated in its entirety as follows:

“2.1.1 Registration Statement Covering Resale of Registrable Securities. The Company has filed a Resale Registration Statement on Form S-1 (333-279390), which became effective on August 14, 2024 (the “Existing Registration Statement”), registering, among other things, up to 20,500,000 shares of the Company’s Common Stock that may become issuable to Holder upon conversion of a promissory note in an initial aggregate amount of $4,150,000, which promissory note was subsequently amended and restated on or about the date hereof. The Company shall prepare and file or cause to be prepared and filed with the Commission, no later than December 31, 2024 (or such sooner date on which the Company files a registration statement for any outstanding securities of the Company), (a) an amendment to the Existing Registration Statement, or (b) a new Registration Statement to permit the public resale of all the Registrable Securities held by the Holder from time to time as permitted by Rule 415 of the Securities Act or any successor thereto on the terms and conditions specified in this subsection 2.1.1 (clauses (a) and (b), the “Resale Registration Statement Supplement”); provided that the aggregate number of shares of Common Stock registered under the Resale Registration Supplement Statement shall be no less than 19,500,000 shares of Common Stock. For the avoidance of doubt, the aggregate number of shares of Common Stock registered under the Existing Registration Statement and the Resale Shelf Registration shall be no less than 40,000,000 shares of Common Stock (with such number including any shares of Common Stock sold under the Existing Registration Statement prior to the date hereof). The Resale Registration Supplement Statement shall be on Form S-1 (or such other form of registration statement as is then available to permit Registration of such Registrable Securities for resale). The Company shall use reasonable best efforts to cause the Resale Registration Supplement Statement to be declared effective as soon as possible after filing, but in no event later than March 31, 2025 (the “Effectiveness Deadline”). Once effective, the Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to remain effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until all Registrable Securities have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or have ceased to be Registrable Securities. The Registration Statement filed with the Commission pursuant to this subsection 2.1.1 shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement, and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, Holder. The Company shall use reasonable best efforts to convert the Resale Shelf Registration Statement on Form S-1 to a Resale Shelf Registration Statement on Form S-3 as promptly as practicable after the Company is eligible to use a Resale Shelf Registration Statement on Form S-3 and have the Resale Shelf Registration Statement on Form S-3 declared effective as promptly as practicable and to cause such Resale Shelf Registration Statement on Form S-3 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until all Registrable Securities have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or have ceased to be Registrable Securities.”

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EXECUTION COPY

(B)           Section 2.1.7 of the Agreement shall be amended and restated in its entirety as follows:

“2.1.7 In the event that no Resale Registration Supplement Statement is filed by December 31, 2024 pursuant to this Section 2.1, then the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, interest on the Note of 2.0% per annum after such date that such Resale Registration Supplement Statement is not filed, until the date of such filing and shall be prorated for such period until the date of such filing. Such interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on January 1, 2025 until the date such Resale Registration Statement is filed. Such interest shall be paid on the first Business Day following the end of each calendar month, with a late fee of 4.9% per annum applying to any amounts not paid within three (3) Business Days of such deadline. In addition, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, interest on the Note at a rate of 19.99% per annum, calculated in the same manner, and with the same payment terms, as specified above, if (i) the Resale Registration Supplement Statement has not been declared effective by the Effectiveness Deadline, in which case it will apply from the Effectiveness Deadline until the date of effectiveness, (ii) if the Resale Registration Statement registers less than an aggregate amount of 40,000,000 shares of Common Stock, until such time as the Resale Registration Statement registers at least 40,000,00 shares of Common Stock, or (iii) during any period after which the effectiveness of such Resale Registration Supplement Statement or the Existing Registration Statement is suspended or terminated for at least 15 days, other than in accordance with this Agreement, until such date as the Resale Registration Statement or Existing Registration Statement is declared effective or a new Registration Statement is declared effective. Any payment of interest on the Note under this Section 2.1.7 shall be payable by the Company only in cash and shall not increase the outstanding principal amount of the Note solely for purposes of the Holder’s conversion rights under Section 3 of the Note.”

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2.            Entire Agreement. The Agreement, as modified by this Amendment, constitutes the sole and entire agreement of the parties to this Amendment with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. Except as specifically modified by this Amendment, all terms and provisions of the Agreement shall remain unchanged and in full force and effect, and the Agreement, as modified by this Amendment, is hereby ratified, acknowledged and reaffirmed by the Members. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other word or words of similar import shall mean and be a reference to the Agreement as modified by this Amendment.

3.             The provisions set forth in Section 5.3 (Assignment; No Third-Party Beneficiaries), Section 5.7 (Governing Law; Venue), Section 5.4 (Counterparts), and Section 5.6 (Severability) of the Agreement shall apply to this Agreement mutatis mutandis as if set forth herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the foregoing Amendment is hereby agreed to and executed by the undersigned on the date first set forth above.

COMPANY:

ATLASCLEAR HOLDINGS, INC.

By:	/s/ Robert McBey
Name:	Robert McBey
Title:	CEO

Address for Notice:

AtlasClear Holdings, Inc.
4030 Henderson Blvd., Suite 712
Tampa, FL 33629
Attn: Robert McBey
Email: rmcbey@atlasclear.com

HOLDER:

CHARDAN CAPITAL MARKETS, LLC

By: :	/s/ Steven Urbach
Name:	Steven Urbach
Title:	CEO

Address for Notice:

One Pennsylvania Plaza, Suite 4800
New York, NY 10119
Attn: Steven Urbach
Email:	surbach@chardan.com
cc:	legal@chardan.com

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